SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  January 7, 1994




                               IES UTILITIES INC.
                (formerly IOWA ELECTRIC LIGHT AND POWER COMPANY)
             (Exact name of registrant as specified in its charter)





            Iowa                    0-4117-1               42-0331370
(State or other jurisdiction      (Commission              (IRS Employer
 of incorporation)                  File No.)             Identification No.)



    IE: Tower, Cedar Rapids, Iowa                                    52401
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code: 319-398-4411

Item 2.  Acquisition and Disposition of Assets.

     On June 4, 1993, IES Industries Inc. (IES) announced that its wholly-owned utility subsidiaries, Iowa Electric Light and Power Company (IE) and Iowa Southern Utilities Company (IS), filed applications for regulatory authority to merge. The merger became effective December 31, 1993, following receipt of all necessary board, shareholder and regulatory approvals.

     IE is and IS was a public utility operating company engaged in supplying electric energy and natural gas in the State of Iowa. IE also supplies, to a limited extent, steam for heating and industrial processing. IE is the surviving corporation and has been renamed IES Utilities Inc. The outstanding shares of common stock of IS have been cancelled and retired, and the separate existence of IS has ceased. IES Utilities Inc. serves a total of 325,000 electric and 170,000 natural gas retail customers as well as 32 resale customers in more than 550 Iowa communities. IES Utilities Inc., the principal subsidiary of IES, intends to continue to use the assets and property of IE and IS in the same way as they were utilized prior to the merger.

     The merger will be accounted for in a manner similar to pooling of interests accounting and future financial statements will be presented as if the companies were merged as of the earliest period shown.

     The IES Press Release announcing the effective date of the merger is attached hereto and incorporated by reference herein.

Item 5.  Other Events.

     As discussed in Item 2. in connection with the merger of IE and IS, IE's name has been changed to IES Utilities Inc.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements -

     It is not practicable to file the required historical financial information because IE and IS no longer exist in their pre-merger form. The audited Balance Sheets at December 31, 1993 and 1992, and the audited Statements of Income and Statements of Cash Flows for the years ended December 31, 1993, 1992 and 1991, together with the Report of Independent Public Accountants, for IES Utilities Inc. will be filed on Form 8-K/A as soon as practicable (no later than 60 days from the date of this report) as an amendment incorporating such information into this Form 8-K.

(b)  Unaudited Pro Forma Combined Financial Statements -

     It is not practicable to file the required unaudited pro forma financial information because IE and IS no longer exist in their pre-merger form. The audited Balance Sheets at December 31, 1993 and 1992, and the audited Statements of Income and Statements of Cash Flows for the years ended December 31, 1993, 1992 and 1991, together with the Report of Independent Public Accountants, for IES Utilities Inc. will be filed on Form 8-K/A as soon as practicable (no later than 60 days from the date of this report) as an amendment incorporating such information into this Form 8-K.

(c)  Exhibits

     *2(a) Agreement and Plan of Merger between IE and IS dated as of June 4, 1993 ("Agreement and Plan of Merger") (Filed as Exhibit 2 to the IE Current Report on Form 8-K, dated June 4, 1993 (File
               No. 0-4117-1)).

     *2(b) Amendment 1 dated June 16, 1993, to the Agreement and Plan of Merger (Filed as Exhibit 2(b) to the IE Registration Statement on Form S-3, dated
               September 14, 1993 (File No. 33-68796)).

     *2(c)     Amendment 2 dated September 8, 1993, to the
               Agreement and Plan of Merger (Filed as Exhibit
               2(c) to the IE Registration Statement on Form
               S-3, dated September 14, 1993 (File No.
               33-68796)).

     *2(d)     Amendment 3 dated September 27, 1993, to the
               Agreement and Plan of Merger (Filed as Exhibit
               2(d) to the IE Current Report on Form 8-K, dated
               December 9, 1993 (File No. 0-4117-1)).

      4(a)     Articles of Merger of Iowa Southern Utilities
               Company into Iowa Electric Light and Power
               Company (renamed IES Utilities Inc.), dated
               December 27, 1993.

      4(b)     Amended Restated Articles of Incorporation of IES
               Utilities Inc. (formerly Iowa Electric Light and
               Power Company), dated January 6, 1994.

      99  IES Press Release dated December 30, 1993.


__________________________________________
*This exhibit was previously filed as an exhibit to a registration statement or report previously filed with the Commission under the file and exhibit numbers shown after each such exhibit and is hereby incorporated by reference herein.
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                      IES UTILITIES INC.
                                                      (Registrant)




Date January 7, 1994                        By /s/  Blake O. Fisher, Jr.
                                                       (Signature)
                                                    Blake O. Fisher, Jr.
                                               Executive Vice President, Chief
                                                Financial Officer and Director